Supplement dated November 30, 1997 to the Prospectus, as supplemented to date,of


                        COMPOSITE BOND & STOCK FUND, INC.,
                         COMPOSITE GROWTH & INCOME FUND,
                                      and
                          COMPOSITE NORTHWEST FUND, INC.
                            (dated February 28, 1997)


The Prospectus referred to above is amended and supplemented as follows:

     On September 23, 1997, each Fund's Board of Directors approved an amendment to each Fund's fundamental investment restrictions to permit each Fund to invest in restricted securities if the securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended.

     Each Fund's Board also approved an amended Investment Management Agreement for each Fund with Composite Research & Management Co. which would eliminate the obligation to reimburse Composite Northwest Fund, Inc. for certain expenses in excess of specified amounts.

     Each Fund's Board also approved an amendment of the Class A Distribution Plan of each Fund to change that Plan from a "reimbursement" type plan to a "compensation" type plan. Under the new Plan, the Distributor would be paid a fixed fee rather than a variable fee based on the distribution expenses. In either case the fee is limited to 0.25% of the Fund's average daily net assets attributable to Class A shares.

     All of the foregoing matters are subject to shareholder approval. Special shareholder meetings have been called for December 23, 1997. If approved by shareholders, the foregoing changes to the Investment Management Agreements, Class A Distribution Plans, and fundamental investment restrictions would become effective at the end of December 1997, or shortly thereafter.

     For further information about the foregoing or to request the Proxy Statement of the Composite Funds for the special shareholder meetings, please call 1-800-453-8072.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                         Composite Bond & Stock Fund, Inc.
                          Composite Growth & Income Fund
                          Composite Northwest Fund, Inc.
                          601 West Main Avenue, Suite 300
                          Spokane, Washington 99201-0613